Exhibit 99.1

Fulton Media Contact:

Lacey Dean, Director of Corporate Communications & Brand Management

(717) 735-8688

Fulton Investor Contact:
Matt Jozwiak, Director of Investor Relations

(717) 327-2657

FOR IMMEDIATE RELEASE

Blue Foundry Bancorp Investor Contact: Elyse D. Beidner, EVP, Investor Relations (201) 939-5000 Blue Foundry Bancorp Contact: James D. Nesci, President and CEO (201) 972-8900

FULTON FINANCIAL CORPORATION AND BLUE FOUNDRY BANCORP COMBINING

IN ALL-STOCK MERGER

Transaction Expands Fulton’s Presence in Highly Attractive New Jersey Markets

LANCASTER, PA, and RUTHERFORD, NJ, Nov. 24, 2025 — Fulton Financial Corporation (Nasdaq: FULT) (“Fulton”) and Blue Foundry Bancorp (Nasdaq: BLFY) (“Blue Foundry”) today announced that they have entered into a definitive merger agreement pursuant to which Fulton will acquire Blue Foundry in an all-stock transaction.

Under the terms of the definitive merger agreement, each share of Blue Foundry common stock will be exchanged for 0.6500 shares of Fulton common stock. Based on Fulton’s share price of $17.96 as of November 21, 2025, the transaction is valued at approximately $243 million, or $11.67 per share of Blue Foundry common stock.

This transaction accelerates Fulton’s growth efforts in the attractive northern New Jersey market. The transaction is expected to be accretive to first full-year earnings by over 5%, immediately accretive to tangible book value per share and neutral to regulatory capital ratios at close.

The boards of directors of both Fulton and Blue Foundry have unanimously approved the definitive merger agreement. The transaction is expected to close in the second quarter of 2026, subject to customary closing conditions, including regulatory approvals and approval by Blue Foundry’s stockholders. Following the closing, Blue Foundry Bank, the wholly owned subsidiary of Blue Foundry, will merge into Fulton Bank, N.A., the wholly owned bank subsidiary of Fulton, with Fulton Bank as the surviving bank.

“We’re bringing together two community-focused banks with shared values and a strong commitment to making banking personal for each and every customer,” said Curtis J. Myers, Fulton Chairman and CEO. “The combination of our companies creates an opportunity to leverage Fulton’s robust banking services and provide greater convenience and innovative solutions to an expanded customer base, with a continued focus on supporting our local communities. The expansion in northern New Jersey aligns with our strategy of growing in our local markets and positions us well to drive organic growth across our commercial, consumer, wealth advisory and mortgage businesses.”

“Joining forces with Fulton is an exciting step forward for our employees, customers and communities,” said James D. Nesci, President and Chief Executive Officer of Blue Foundry. “This partnership allows us to preserve the local relationships and personalized service our customers value, while gaining access to greater resources and providing more solutions and convenience to customers. Together, we’re building a stronger future for everyone we serve.”

As part of the transaction, Fulton will make a $1.5 million contribution to the Fulton Forward® Foundation, designated to be used to provide impact grants in support of nonprofit community organizations in New Jersey.

Advisors:

Stephens Inc. served as financial advisor and Holland & Knight LLP served as legal counsel to Fulton. Piper Sandler & Co. served as financial advisor and Luse Gorman, PC served as legal counsel to Blue Foundry Bancorp.

About Fulton Financial Corporation

Headquartered in Lancaster, Pa., Fulton Financial Corporation is a premier community banking organization and a $32 billion asset financial holding company providing a variety of financial services through its subsidiary bank, Fulton Bank, N.A. (“Fulton Bank”), in Pennsylvania, Maryland, Delaware, New Jersey and Virginia. Fulton Bank also provides investment management and planning services for individuals and corporations through Fulton Financial Advisors and Fulton Private Bank. In addition, Fulton Bank offers residential mortgage services through Fulton Mortgage Company. At Fulton Financial Corporation, we seek to change lives for the better by building strong customer relationships, providing significant community support and empowering more than 3,300 employees to do the same. Through the Fulton Forward® initiative, we’re helping build vibrant communities. Learn more at www.FultonBank.com. Member FDIC.

About Blue Foundry Bancorp

Blue Foundry Bancorp is the holding company for Blue Foundry Bank, a place where things are made, purpose is formed, and ideas are crafted. Headquartered in Rutherford, New Jersey, with a presence in Bergen, Essex, Hudson, Middlesex, Morris, Passaic, Somerset and Union counties, Blue Foundry Bank is a full-service, innovative bank serving the doers, movers, and shakers in our communities. We offer individuals and businesses alike the tailored products and services they need to build their futures. With a rich history dating back more than 145 years, Blue Foundry Bank has a longstanding commitment to its customers and communities. To learn more about Blue Foundry Bank visit BlueFoundryBank.com or call (888) 931-BLUE. Member FDIC.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements.” Forward-looking statements can be identified by the use of words such as “may,” “should,” “will,” “could,” “estimates,” “predicts,” “potential,” “continue,” “anticipates,” “believes,” “plans,” “expects,” “future,” “intends,” “projects,” the negative of these terms and other comparable terminology. These forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Fulton and Blue Foundry with respect to the proposed business combination between Fulton and Blue Foundry (the “Proposed Transaction”), the strategic benefits and financial benefits of the Proposed Transaction, including the expected impact of the Proposed Transaction on Fulton’s future financial performance (including anticipated accretion to earnings per share and other metrics), and the timing of the closing of the Proposed Transaction. Forward-looking statements, by their nature, are subject to risks and uncertainties. There are many factors that could cause actual results to differ materially from expected results described in the forward-looking statements. The forward-looking statements are intended to be subject to the safe harbor provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), Section 21E of the Securities Exchange Act of 1934, as amended, and the Private Securities Litigation Reform Act of 1995.

Forward-looking statements are neither historical facts, nor assurance of future performance. Instead, the statements are based on current beliefs, expectations and assumptions regarding the future of the businesses of Fulton and Blue Foundry, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of Fulton’s and Blue Foundry’s control, and actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not unduly rely on any of these forward-looking statements. All forward-looking statements attributable to Fulton or Blue Foundry, or persons acting on Fulton’s or Blue Foundry’s behalf, are expressly qualified in their entirety by the cautionary statements set forth below. Any forward-looking statement is based only on information currently available and speaks only as of the date when made. Fulton and Blue Foundry undertake no obligation, other than as required by law, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Annualized, pro forma, projected and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

Factors relating to the Proposed Transaction that could cause or contribute to actual results differing materially from those contained or implied in forward-looking statements or historical performance include, in addition to those factors identified elsewhere in this communication:

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The possibility that revenue or expense synergies and other expected benefits of the Proposed Transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of the impact of, or challenges arising from, the integration of Blue Foundry into Fulton or as a result of the strength of the economy, competitive factors in the areas where Fulton and Blue Foundry do business, or as a result of other unexpected factors or events;

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The occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the Merger Agreement governing the terms and conditions of the Proposed Transaction;

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The possibility that the Proposed Transaction may not be completed when expected or at all because required regulatory, stockholder or other approvals or other conditions to closing are not received or satisfied on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect Fulton or Blue Foundry or the expected benefits of the Proposed Transaction);

•	Reputational risks and potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the Proposed Transaction;

•

The dilution caused by Fulton’s issuance of common stock in connection with the Proposed Transaction; diversion of management’s attention and time from ongoing business operations and other opportunities on matters relating to the Proposed Transaction;

•	The outcome of any legal proceedings related to the Proposed Transaction which may be instituted against Fulton or Blue Foundry;

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Unanticipated challenges or delays in the integration of Blue Foundry’s business into Fulton’s business and or the conversion of Blue Foundry’s operating systems and customer data onto Fulton’s may significantly increase the expense associated with the Proposed Transaction; and

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Other factors that may affect future results of Fulton and Blue Foundry, including continued pressures and uncertainties within the banking industry and Fulton’s and Blue Foundry’s markets, including changes in interest rates, price fluctuations as well as other market events, and deposit amounts and composition, increased competitive pressures, operational risks, asset and credit quality deterioration, the impact of proposed or imposed tariffs by the U.S. government or retaliatory tariffs proposed or imposed by U.S. trading partners that could have an adverse impact on customers or any recession or slowdown in economic growth particularly in the markets in which Fulton or Blue Foundry operate, and legislative, regulatory, and fiscal policy changes and related compliance costs.

These factors are not necessarily all of the factors that could cause Fulton’s or Blue Foundry’s actual results, performance, or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other unknown or unpredictable factors also could harm Fulton’s or Blue Foundry’s results.

Further information regarding Fulton and Blue Foundry and factors that could affect the forward-looking statements contained herein can be found in Fulton’s Annual Report on Form 10-K for the year ended December 31, 2024, which is accessible on the Securities and Exchange Commission’s (the “SEC”) website at www.sec.gov and in the Investor Relations section of Fulton’s website at www.fultonbank.com, and in other documents Fulton files with the SEC and in Blue Foundry’s Annual Report on Form 10-K for the year ended December 31, 2024, which is accessible on the SEC’s website at www.sec.gov and available in the Investor Relations section of Blue Foundry’s website at https://bluefoundrybank.com and in other documents Blue Foundry files with the SEC. Information on these websites is not part of this document.

ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION AND WHERE TO FIND IT

In connection with the Proposed Transaction, Fulton will file a registration statement on Form S-4 with the SEC under the Securities Act to register the shares of Fulton common stock to be issued in connection with the Proposed Transaction that will include a proxy statement of Blue Foundry and a prospectus of Fulton (the “proxy statement/prospectus”) and other relevant documents in connection with the Proposed Transaction. The definitive proxy statement/prospectus will be sent to the stockholders of Blue Foundry seeking their approval of the Proposed Transaction and other related matters. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. INVESTORS AND STOCKHOLDERS OF BLUE FOUNDRY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION WHEN THEY BECOME AVAILABLE AND EACH OTHER RELEVANT DOCUMENT FILED WITH THE SEC BY FULTON OR BLUE FOUNDRY IN CONNECTION WITH THE PROPOSED TRANSACTION, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The proxy statement/prospectus (when it becomes available) and any other documents Fulton and Blue Foundry have filed and will file with the SEC may be obtained free of charge at the SEC’s website (www.sec.gov). In addition, copies of the proxy statement/prospectus and documents Fulton and Blue Foundry have filed or will file with the SEC that will be incorporated by reference into the proxy statement/prospectus may also be obtained free of charge on Fulton’s website at fultonbank.com or by contacting Matt Jozwiak, Fulton Financial Corporation, One Penn Square, Lancaster, PA 17602 or on Blue Foundry’s website at www.bluefoundrybank.com or by contacting Elyse D. Beidner, Blue Foundry Bancorp, 19 Park Avenue, Rutherford, NJ 07070.

PARTICIPANTS IN THE SOLICITATION

Fulton, Blue Foundry and certain of their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Blue Foundry in connection with the Proposed Transaction under the rules of the SEC. Information regarding Fulton’s directors and executive officers is available in the sections entitled “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in Fulton’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 28, 2025 (available here); in the sections entitled “Director Nominees,” “Executive Officers Who are Not Serving as Directors,” “Corporate Governance and Board Matters” and “Information Concerning Executive Compensation” in Fulton’s definitive proxy statement relating to its 2025 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2025 (available here); and other documents filed by Fulton with the SEC. Information regarding Blue Foundry’s directors and executive officers is available in the sections entitled “Directors, Executive Officers and Corporate Governance” and “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters” in Blue Foundry’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on March 27, 2025 (available here); in the sections entitled “Principal Shareholders and Stock Ownership of Management,” “Director Information,” “Directors,” “Board Composition,” “Transactions with Certain Related Persons,” “Executive Compensation,” and “Directors’ Compensation” in Blue Foundry’s definitive proxy statement relating to its 2025 Annual Meeting of Shareholders which was filed with the SEC on April 10, 2025 (available here); and other documents filed by Blue Foundry with the SEC. To the extent holdings of Fulton common stock by the directors and executive officers of Fulton or holdings of Blue Foundry common stock by directors and officers of Blue

Foundry have changed from the amounts held by such persons as reflected in the documents described above, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus relating to the Proposed Transaction. Free copies of this document may be obtained as described in the preceding paragraph.

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